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Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the accompanying Annual Report of MSC Income Fund, Inc. (the "Company") on Form 10-K for the year ended December 31, 2020 (the "Report"), I, Dwayne L. Hyzak, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

         (1)   The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2021	By:	/s/ DWAYNE L. HYZAK Dwayne L. Hyzak Chief Executive Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002